(..continued)

                                                              Exhibit 1.1

                                     3,600,000 SHARES

                            INVERNESS MEDICAL TECHNOLOGY, INC.

                                       COMMON STOCK
                                     ($.001 PAR VALUE)


                                  UNDERWRITING AGREEMENT


                                                              November __, 2000



ING BARINGS LLC
UBS WARBURG LLC
SG COWEN
GRUNTAL & CO, L.L.C.
As Representatives of the several
 Underwriters named in Schedule 1,
C/O ING BARINGS LLC.
55  EAST 52ND ST.
New York, New York 10055


Dear Sirs:

                  Inverness Medical Technology, Inc., a Delaware corporation (the "Company") and certain stockholders of the Company named in Schedule 2 hereto (the "Selling Stockholders"), propose to sell to the several underwriters named in Schedule 1 hereto (the "Underwriters") an aggregate of 3,600,000 shares (the "Firm Shares") of the Company's Common Stock, $.001 par value per share (the "Common Stock"). Of the 3,600,000 Firm Shares, 3,350,000 are being sold by the Company and 250,000 by the Selling Stockholders. In addition, the Company and the Selling Stockholders propose to grant to the Underwriters an option to purchase up to an additional 150,000 and 390,000 shares, respectively of Common Stock on the terms and for the purposes set forth in Section 3 (the "Option Shares"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "Shares." This is to confirm the agreement concerning the purchase of the Shares from the Company by the Underwriters.

         1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents, warrants and agrees that:

            (a) A registration statement on Form S-3 (File No. 333-48510) with respect to the Shares has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. If any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement and all amendments thereto, including post-effective amendments, if any, have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto or any related registration statement filed pursuant to Rule 462(b), if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6 hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; if the Company has filed or files a registration statement under Rule 462(b) of the Rules and Regulations ("Rule 462(b)") to register additional shares (a "Rule 462(b) Registration Statement"), then the term "Registration Statement" shall be deemed to include such registration statement; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph
(1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to
Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or the effectiveness of the Registration Statement, and no proceeding for any such purpose has been initiated or, to the best of the Company's knowledge, threatened by the Commission.

            (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and any further documents so filed and incorporated by reference in the Prospectus, where such documents became or become effective or were or are filed with the Commission, as the case may be, conformed or will conform in all material respects to the requirements of the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder and do not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. There is no contract or document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

            (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (d) The Company has no subsidiaries (as defined in Section 17 hereof) other than Selfcare Europe, Ltd., Bvba Selfcare Benelux sprl, Inverness Europe, GmbH, Cambridge Diagnostics Ireland Limited, Cambridge Affiliate Corporation, Selfhelp Israel, Ltd., Inverness Medical Limited, Orgenics Ltd., (and its subsidiaries Orgenics France, S.A.; Orgenics do Brasil Ltda.; Orgenics Reagentes para Loboratorios Ltda.; Orgenics Columbia; Orgenics Biosensors Ltd; Orgenics O.S.A.); Orgenics International Holdings B.V., Selfcare Development Verwaltungsgesellschaft GmbH, Selfcare Development GmbH & Co. KG., Inverness Medical, Inc., Can-Am Care Corporation, Selfcare Technology, Inc., Storebrands.net and Selfcare Pty Limited. The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or leasing of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, considered as a single enterprise (a "Material Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; none of the subsidiaries (other than Cambridge Diagnostics Ireland Limited) is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

            (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and, except as described in the Prospectus, are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims. There are no preemptive rights or other rights to subscribe for or to purchase, or, upon consummation of the offering to which this Agreement relates, any restriction upon the voting or transfer of, any shares of capital stock pursuant to the Company's Articles of Incorporation, By-laws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound, except pursuant to the Company's stock option and employee stock purchase plans described in the Prospectus.

            (f) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and not be subject to any preemptive rights; and the Shares will conform to the description thereof contained in the Prospectus.

            (g) The Company has full right, corporate power and authority to enter into this Agreement and to perform and discharge its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, except as rights to indemnification may be limited by federal or state securities laws and except for the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally.

            (h) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries is bound or to which any of the property or assets of the Company or its subsidiaries is subject [and which, in any such case, is material to the Company and its subsidiaries (taken as a whole)], nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws or other organizational documents of the Company or its subsidiaries, as amended, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries or any of their properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable blue sky, state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

            (i) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to include such securities for registration in a registration statement filed by the Company under the Securities Act; and the Company is not required to include any such securities in the securities being registered pursuant to the Registration Statement, nor is it required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 120 days after the Effective Date.

            (j) Except as described in the Registration Statement, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to the Amended and Restated 1996 Stock Option and Grant Plan, the 1994 Incentive and Non-Qualified Stock Option Plan, the 1992 Stock Plan and the Employee Stock Purchase Plan (collectively, the "Stock Option and Purchase Plans").

            (k) Neither the Company nor any of its subsidiaries have sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

            (l) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

            (m) Arthur Andersen LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 9(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

            (n) The Company and each of its subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. All real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

            (o) The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is required by their respective contractual relations, or as is adequate for the conduct of their respective businesses and the value of their respective properties and, to the Company's knowledge, as is customary for companies engaged in similar businesses in similar industries.

            (p) Except as described in the Prospectus, the Company and its subsidiaries own or possess adequate rights to use all material patents (or foreign equivalents), patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses, both in the United States and outside the United States, necessary for the conduct of their respective businesses as currently conducted and as contemplated to be conducted in the Prospectus and have no reason to believe that the conduct of their respective businesses will conflict in any material respect with, and have not received any notice of any material claim of conflict with, any such rights of others.

            (q) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or its subsidiaries are a party or of which any property or assets of the Company or its subsidiaries are the subject which, if determined adversely to the Company or its subsidiaries, could have a Material Adverse Effect, and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (r) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

            (s) No relationship, direct or indirect, exists between or among the Company or its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or its subsidiaries on the other hand, which is required to be described in the Prospectus but is not so described.

            (t) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which could be expected to have a Material Adverse Effect.

            (u) The Company does not maintain any "pension plan" as defined in the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA").

            (v) The Company and its subsidiaries have filed all federal, state and material local income and franchise tax returns (or the foreign equivalents thereof) required to be filed through the date hereof or have requested extensions thereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or its subsidiaries, could have) a Material Adverse Effect.

            (w) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities (except pursuant to the exercise of any options or warrants that are disclosed in the Prospectus), (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

            (x) The Company (i) makes and keeps accurate books and financial records in all material respects and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its financial and corporate books and records and financial accounts, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

            (y) Neither the Company nor any of its subsidiaries (i) is in violation of its Certificate of Incorporation or By-laws or other organizational documents, as amended, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

            (z) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other payment.

            (aa) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

            (ab) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

            (ac) Except as disclosed in the Prospectus, there are no business relationships or related-party transactions of the nature required to be disclosed in the Prospectus pursuant to Item 404 of Regulation S-K under the Securities Act.

            (ad) The conditions for use of Form S-3, as forth in the General Instructions thereto, have been satisfied.

            (ae) Neither the Company nor any of its subsidiaries or affiliates have taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

            (af) The Common Stock is listed on the AMEX, and the Company meets or exceeds the requirements for maintaining such listing. The Shares are approved for listing on the AMEX, subject only to official notice of issuance.

         2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder severally represents, warrants and agrees that:

            (a) The Selling Stockholder has, and immediately prior to the First Delivery Date (as defined in Section 5 hereof) the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

            (b) The Selling Stockholder has placed in custody under a custody agreement (the "Custody Agreement") and, together with all other similar agreements executed by the other Selling Stockholders, the "Custody Agreements" with the Company, as Custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the Shares to be sold by the Selling Stockholder hereunder.


            (c) The Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney" and, together with all other similar agreements executed by the other Selling Stockholders, the "Powers of Attorney") appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

            (d) The Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement, the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplate hereby.

            (e) To the knowledge of the Selling Stockholders the Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

            (f) Without having undertaken to determine independently the accuracy or completeness of either the representations and warranties of the Company contained herein or the information contained in the Registration Statement, the Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct, is familiar with the Registration Statement and the Prospectus (as amended or supplemented) and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, as of the effective date, or the Prospectus (or any amendment or supplement thereto), as of the applicable filing date, which has materially adversely affected or may materially adversely affect the business of the Company and is not prompted to sell the Shares to be sold by such Selling Stockholder by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

            (g) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

         3. PURCHASE OF THE SHARES BY THE UNDERWRITERS. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 3,350,000 Firm Shares and the Selling Stockholders agree to sell an aggregate of 250,000 Firm Shares, as set forth opposite such Selling Stockholder's name in
Schedule 2 hereto, to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of the Firm Shares appearing opposite that Underwriter's name in Schedule 1. Each Underwriter shall be obligated to purchase from the Company, and from each Selling Stockholder, that number of Firm Shares which represents the same proportion of the number of Firm Shares to be sold by the Company, and by each Selling Stockholder, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule 1 represents of the total number of Firm Shares to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

                  In addition, the Company hereby grants to the Underwriters an option to purchase up to 150,000 Option Shares and the Selling Stockholders hereby grant to the Underwriters an option to purchase up to an aggregate of 390,000 Option Shares, as set forth opposite such Selling Stockholder's name in Schedule 2 attached hereto. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 5 hereof. Option Shares shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Shares set forth opposite the name of such Underwriters in
Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Shares shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Shares other than in 100 share quantities.

         The price of both the Firm Shares and any Option Shares shall be $____ per share.

                  The Company shall not be obligated to deliver any of the Shares to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all of the Shares to be purchased on such Delivery Date as provided herein.

         4.  OFFERING OF SHARES BY THE UNDERWRITERS.

                  Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         5. DELIVERY OF AND PAYMENT FOR THE SHARES. Delivery of and payment for the Firm Shares shall be made at the offices of ING Barings LLC, 55 East 52nd St., New York, New York 10285, at 10:00 A.M., New York time, on the third full business day following the date of this Agreement (or on the fourth full business day if the pricing of the Firm Shares should take place after 4:30 p.m., New York time) or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and the Selling Stockholders shall deliver or cause to be delivered certificates representing the Firm Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and the Selling Stockholders of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Shares, the Company and the Selling Stockholders shall make the certificates representing the Firm Shares available for inspection by the Representatives in New York, New York, not later than 2:00 p.m., New York City time, on the business day prior to the First Delivery Date.

                  At any time on or before the thirtieth day after the date of this Agreement, the option granted in Section 3 may be exercised by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Representatives, when the Option Shares are to be delivered; PROVIDED, HOWEVER, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date".

                  Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this
Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 a.m., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company and the Selling Stockholders shall deliver or cause to be delivered the certificates representing the Option Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Company and the Selling Stockholders shall make the certificates representing the Option Shares available for inspection by the Representatives in New York, New York, not later than 2:00 p.m., New York City time, on the business day prior to the Second Delivery Date.

         6. FURTHER AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees:

            (a) To prepare the Prospectus in the form required by the Securities Act and reasonably acceptable to the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the last delivery date except as permitted herein, to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offers or sale of the Shares, to file, if the Company elects to rely upon Rule 462(b), a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and to pay the applicable fees in accordance with Rules 111 and 3(a) of the Rules and Regulations by the earlier of (i) 10.00 p.m., New York time on the date of this Agreement or (ii) the time confirmations are sent or given, as specified by Rule 462(b); to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

            (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

            (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request:
(i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto; and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

            (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

            (e) Prior to filing with the Commission any amendment to the Registration Statement, Rule 462(b) Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus, or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld;

            (f) As soon as practicable after the Effective Date (provided that the Company shall have until at least 45 days after the end of the fiscal quarter in which the first anniversary of the Effective Date occurs), to make generally available to the Company's shareholders and to deliver to the Representatives in accordance with Rule 158 of the Rules and Regulations an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations and covering a period of at least twelve consecutive months beginning after the Effective Date;

            (g) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder, except for any portion of such report furnished to such exchange or to the Commission for which Confidential Treatment has been requested;

            (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; PROVIDED that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (i) For a period of ninety (90) days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (other than the Shares, shares issued pursuant to the Stock Option and Purchase Plans, shares issued in connection with the acquisition of Integ, Inc. and shares issued in connection with the acquisition of a business or businesses by the Company, provided that the total number of shares, including securities convertible into shares, shall not exceed 50% of the actual number of shares of Common Stock outstanding on the date hereof), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to the Stock Option and Purchase Plans), without the prior written consent of ING Barings LLC; and to cause each officer, director and certain shareholders of the Company, to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or other securities of the Company for a period of 90 days from the date of the Prospectus, without the prior written consent of ING Barings LLC;

            (j) Prior to the Effective Date, to apply for the listing of the Shares on the American Stock Exchange and to complete such listing as of the date hereof;

            (k) To apply the net proceeds from the sale of the Shares being sold by the Company as set forth in the Prospectus;

            (l) To take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries shall become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

         7. FURTHER AGREEMENTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder agrees:

            (a) Not to, directly or indirectly, without the prior written consent of ING Barings LLC, acting singly, or the Underwriters, acting jointly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (other than the Shares), or (ii) enter into any swap or other arrangements that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clauses in (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in such other securities, in cash or otherwise, for a period of 90 days following the date of the Prospectus.

            (b) That the Shares to be sold by the Selling Stockholder hereunder, which is represented by the certificates held in custody for the Selling Stockholder, is subject to the interest of the Underwriters and the other Selling Stockholders thereunder, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

            (c) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person.)

         8. EXPENSES. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, the Agreement Among Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Shares;
(e) the costs of delivering and distributing the Custody Agreement and the Power of Attorney (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Shares; (g) any applicable American Stock Exchange listing or other fees; (h) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters related thereto); the Underwriters to employees and persons having business relationships with the Company and its subsidiaries, as described in Section 4; and (i) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement; PROVIDED that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters.

         9. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholders, contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

            (a) The Prospectus shall have been filed in a timely manner with the Commission in accordance with Section 6(a); the Registration Statement and all post-effective amendments thereto shall have become effective, all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and no such filings shall have been made without the consent of the Representatives, which consent shall not have been unreasonably withheld; if the Company has elected to rely on Rule 462(b), the Rule 462(b) Registration Statement shall have become effective not later than the earlier of (i) 10:00 p.m., New York Time on the date of this Agreement or
(ii) the time confirmations are sent or given as specified in Rule 462(b); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been disclosed to you and complied with to your satisfaction.

            (b) No Underwriter shall have been advised by the Company or shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in your opinion or in the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, is material or omits to state a fact which, in your opinion or the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (d) On each Delivery Date, there shall have been furnished to you the written opinion of Goodwin, Procter & Hoar LLP, counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives and their counsel, to the effect that:

                                  (i) The Company has been duly incorporated
                 and is validly existing as a corporation in good standing under the laws of the State of Delaware, is qualified to do business and is in good standing as a foreign corporation in The Commonwealth of Massachusetts and has all corporate power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged;

                                  (ii) The Company has the authorized capital
                 stock as set forth in the Prospectus under the caption "Capitalization." The Shares, including the Shares being sold by the Selling Stockholders, have been, upon issuance and delivery and payment therefore in the manner provided for herein, will be, duly and validly authorized and issued, fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus under the caption "Capitalization"; and, except as described in the Prospectus, all of the outstanding shares of capital stock of the subsidiaries of the Company which have material assets or business operations are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, other than one share in each of Cambridge Diagnostics Ireland Ltd. and Inverness Medical Limited held by officers of the Company, and 1,000,000 shares of 6% Cumulative Redeemable Preference Shares in Inverness Medical Limited held by Inverness & Nairn Local Enterprise Company and there are no statutory preemptive or similar rights to subscribe for or to purchase, nor, upon consummation of the offering to which this Agreement relates, any restriction upon the voting or transfer of, any of the Shares pursuant to the Company's Certificate of Incorporation or By-laws, as amended, or any agreement or other instrument known to such counsel;

                                  (iii) To such counsel's knowledge and other
                 than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or its subsidiaries is the subject which, if determined adversely to the Company or its subsidiaries, would be reasonably likely to have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                                  (iv) The Registration Statement and all post
                 effective amendments thereto filed on or prior to the date hereof, if any, have been declared effective (or in the case of any Rule 462(b) Registration Statement, has become effective) under the Securities Act, the Prospectus has been filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein;

                                  (v) The Registration Statement and the
                 Prospectus and each amendment or supplement thereto made by the Company (other than the financial statements and related schedules included therein or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations of the Commission thereunder and the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to such Delivery Date (other than the financial statements and related schedules included therein or incorporated by reference therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder;

                                  (vi) The statements made in the Prospectus
                 under the heading "Business -- Strategic Transactions" and in the Registration Statement insofar as such statements are, or refer to statements of law or legal conclusions, are true and correct in all material respects;

                                  (vii) To such counsel's knowledge, there are
                 no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                                  (viii) This Agreement has been duly
                 authorized, executed and delivered by the Company;

                                  (ix) The issue and sale of the Shares being
                 delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not to such counsel's knowledge conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws or other organizational documents of the Company or, to such counsel's knowledge, any of its subsidiaries, as in effect on the date hereof, or to such counsel's knowledge any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required and have been obtained under the Exchange Act and applicable blue sky, state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;

                                  (x) Except as described in the Prospectus,
                 to such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to include such securities for registration in a registration statement filed by the Company under the Securities Act; and the Company is not required to include any such securities in the securities being registered pursuant to the Registration Statement, nor is it required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of 90 days after the Effective Date; and

                  In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of The Commonwealth of Massachusetts and the General Corporation Law of the State of Delaware. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis in connection with securities laws matters and certain other matters, including the preparation of the Registration Statement and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that (I) the Registration Statement, as of the Effective Date, or any amendment thereto, contains or contained any untrue statement of a material fact or omits or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (II) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to such Delivery Date, when they became effective or were filed with the Commission, as the case may be, contained in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Prospectus, or any amendment or supplement thereto, contains or contained any untrue statement of a material fact or omits or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (e)  The  respective  counsel for each of the Selling
Stockholders shall each have furnished to the Representatives their written opinion, as counsel to each of the Selling Stockholders for whom they are acting as counsel, addressed to the Underwriters and dated the First Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                                  (i) Selling Stockholder has full right,
                 power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement, the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such

                 Selling Stockholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder; and to such counsel's knowledge, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby;

                                  (ii) This Agreement has been duly executed
                 and delivered by or on behalf of such Selling Stockholder;

                                  (iii) A Power-of-Attorney and a Custody
                 Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                                  (iv) Selling Stockholder has full right,
                 power and authority to sell, assign, transfer and deliver the Shares pursuant to this Agreement; and upon the Underwriters obtaining control of the Shares and assuming that the Underwriters are acquiring the Shares without notice of any adverse claim within the meaning of Section 8-102 of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, upon delivery of the Shares by or on behalf of the Selling Stockholder to the Underwriters and payment therefor in accordance with this Agreement, the Underwriters will acquire all rights of the Selling Stockholder in the Shares free of any adverse claim.

                 In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Delaware and the Commonwealth of Massachusetts. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the First Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as the special counsel to such Selling Stockholder in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact relating to such Selling Stockholder or omitted to state such a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact relating to such Selling Stockholder or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

            (f) On each Delivery Date, counsel to Cambridge Diagnostics Ireland Ltd., Can-Am Care Corporation, Inverness Medical, Inc. and Inverness Medical Limited (collectively, the "Significant Subsidiaries"), acceptable to the Representatives and their counsel, shall have furnished to you their written opinions, as counsel to the Significant Subsidiaries, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives and their counsel, to the effect that:

                                  (i) The Significant Subsidiaries are
                 validly existing as corporations or limited liability companies, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation or organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or leasing of property or the conduct of their respective businesses requires such qualification and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                                  (ii) All of the issued shares of capital
                 stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid, non-assessable and, except as set forth in the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                                  (iii) All real property and buildings held
                 under lease by the Significant Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by them.

                                  (iv) The issue and sale of the Shares being
                 delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any Significant Subsidiary is a party or by which any Significant Subsidiary is bound or to which any of the property or assets of any Significant Subsidiary is subject, nor will such actions result in any violation of the provisions of the charter or by-laws or other organizational documents of any Significant Subsidiary or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Significant Subsidiary or any of its properties or assets.

                         (f)(I)  On each delivery date, the Company
shall have furnished to the Representatives an opinion of Oppedahl & Larsen, and Lahive & Cockfield, United States patent counsel for the Company, addressed to the Underwriters and dated such Delivery Date in form and substance reasonably satisfactory to the Representatives to the effect that:

                                  (i) The statements in the Registration
                 Statement and Prospectus under the caption "Risk Factors -- We may need to initiate lawsuits to protect or enforce our patents and other intellectual property rights, which would be expensive and, if we lose, could cause us to lose some of our intellectual property rights, which would reduce our ability to compete in the market," "--If we choose to acquire new and complementary businesses products or technologies instead of developing them ourselves, we may be unable to complete these acquisitions or to successfully integrate an acquired business or technology in a cost-effective and non-disruptive manner," and "--The rights we rely upon to protect the intellectual property underlying our products may not be adequate, which could enable third parties to use our technology and would reduce our ability to compete in the market" insofar as such statements constitute summaries of matters of law, are accurate statements or summaries of the matters set forth therein.

                                  (ii) The statements in the Registration
                 Statement and Prospectus under the caption "Business - Patents and Proprietary Rights," insofar as those statements relate to pending U.S. patent applications of the Company, to licenses for non-invasive blood glucose monitoring systems and a new infrared technique, or to trademark registrations and applications filed by the Company are accurate statements or summaries of the matters set forth therein, and that such counsel is not aware of any facts which would form a basis for a belief that any of the other statements in this section are untrue or misleading.

                                  (iii) No facts have come to the attention of
                 such counsel which would form a basis for the belief that (a) the Registration Statement or any amendment thereto or (b) the Prospectus, as amended or supplemented, contain any untrue statement of a material fact with respect to the patent position of the Company or any of its subsidiaries, or omit to state any material fact relating to the patent position of the Company or any of its subsidiaries, which is necessary to make the statements contained therein not misleading.

                                  (iv) The Company has obtained assignment
                 documents from the named inventors for each of its United States patent applications, and to the inventions described and claimed therein and foreign applications filed for such inventions, and has caused these assignments to be recorded in the United States Patent and Trademark Office.

                                  (v) The Company has valid license rights to
                 the patents and patent applications listed in Schedule A to such counsel's opinion.

                                  (vi) No facts have come to the attention
                 of such counsel that would form a basis for the belief that any of the United States patents owned by the Company is unenforceable or invalid.

                                  (vii) Such counsel is not aware of any US
                 patents of others which are or would be infringed by the specific current or proposed products or processes for monitoring of blood glucose referred to in the Prospectus in such manner as to materially and adversely affect the Company or any of its subsidiaries; such counsel has no knowledge of any pending or threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries is infringing any patent which could result in any material adverse effect on the Company.

                                  (viii) Such counsel does not know of any
                 contracts or other documents relating to the proprietary information of the Company or its subsidiaries or United States patents or patent applications other than those described in the Registration Statement and the Prospectus or identified on Schedule A.

                         (II)  On each delivery Date, the Company shall have
furnished to the Representatives an opinion of Lahive & Cockfield, special patent counsel for the Company, addressed to the Underwriters and dated such Delivery Date in form and substance reasonably satisfactory to the Representatives and with respect to patent matters relating to the Company's exclusive worldwide alliance with LifeScan, Inc., a subsidiary of Johnson & Johnson, to the effect that:

                                  (i) The statements in the Registration
                 Statement and Prospectus, insofar as such statements constitute summaries of matters of law, are accurate statements or summaries of the matters set forth therein.

                                  (ii) No facts have come to the attention of
                 such counsel which would form a basis for the belief that (a) the Registration Statement or any amendment thereto or (b) the Prospectus, as amended or supplemented, contain any untrue statement of a material fact, or omit to state any material fact, which is necessary to make the statements contained therein not misleading.

                                  (iii) Such counsel is not aware of any
                 patents of others which are or would be infringed by specific, current or proposed products or processes referred to in the Prospectus in such manner as to adversely affect the Company or any of its subsidiaries; such counsel has no knowledge of any pending or threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries is infringing any patent which could result in any material adverse effect on the Company.

            (g) The Representatives shall have received from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

            (h) At the time of execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

            (i) With respect to the letter of Arthur Andersen LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), on each Delivery Date the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and
(iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

            (j) On each Delivery Date, the Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chief Executive Officer, its President or a Vice President and its Vice President
- Finance stating that:

                                  (i) The representations and warranties of
                 the Company contained in this Agreement are true and correct as of such Delivery Date, and the Company has complied with all agreements and satisfied all conditions on its part to be complied with or satisfied prior to such Delivery Date; and the conditions set forth in Sections 9(a) and 9(n) have been fulfilled; and

                                  (ii) They have carefully examined the
                 Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

            (k) The Underwriters shall have been furnished such additional documents and certificates as they or their counsel may reasonably request.

            (l) The letter agreements among you and officers, directors and certain stockholders of the Company relating to restrictions on sales of the Company's securities, delivered to you on or prior to the date hereof, shall be in full force and effect on such Delivery Date.

            (m) Each Selling Stockholder (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Stockholders) shall have furnished to the Representatives on the First Delivery Date a certificate, dated the First Delivery Date, signed by, or on behalf of, the Selling Stockholder (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct as of the First Delivery Date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to the First Delivery Date.

            (n) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus or incorporated by reference any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

            (o) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

            (p) The American Stock Exchange shall have approved the Shares for listing, subject only to official notice of issuance.

                  All such opinions, letters, evidence, certificates and documents shall be in compliance with the provisions of this Agreement only if they are satisfactory in form and substance to the Underwriters and counsel for the Underwriters. The Company shall furnish to you conformed copies of such opinions, letters, evidence, certificates and documents in such number as you shall reasonably request. If any of the conditions specified in this Section 9 shall not have been fulfilled when and as required by this Agreement, the Agreement and all obligations of the Underwriters hereunder may be canceled at, or prior to, each Delivery date, by you. Any such cancellation shall be without liability of the Underwriters to the Company. Notice of such cancellation shall be given to the Company in writing, or by telecopy or telephone confirmed in writing.

         10. INDEMNIFICATION AND CONTRIBUTION.

            (a) The Company shall indemnify and hold harmless each Underwriter (including any Underwriter in its role as a qualified independent underwriter pursuant to the rules of the National Association of Securities Dealers, Inc.), its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained
(A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (PROVIDED that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; and PROVIDED FURTHER, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any Preliminary Prospectus but eliminated or remedied in the Prospectus, such indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage or liability purchased the Shares which are the subject thereof (or to the benefit of any person who controls such Underwriter) if a copy of the Prospectus was not sent or given to such person with or prior to the written confirmation of the sale of such Shares to such person. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

            (b) The Selling Stockholders, severally in proportion to the number of Shares to be sold by each of them hereunder, shall indemnify and hold harmless Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, its officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein IN THE PRELIMINARY PROSPECTUS, THE REGISTRATION STATEMENT OR THE PROSPECTUS OR ANY AMENDMENT OR SUPPLEMENT THERETO; PROVIDED, FURTHER, THAT (I) SUCH SELLING STOCKHOLDER SHALL ONLY BE LIABLE HEREUNDER FOR CIRCUMSTANCES OF WHICH THEY HAD ACTUAL KNOWLEDGE WITHOUT FURTHER INVESTIGATION, UPON REVIEWING THE PRELIMINARY PROSPECTUS, THE REGISTRATION STATEMENT OR THE PROSPECTUS OR ANY AMENDMENT OR SUPPLEMENT THERETO, (II) THE FOREGOING INDEMNITY AGREEMENT IS SUBJECT TO THE CONDITION THAT, INSOFAR AS IT RELATES TO ANY UNTRUE STATEMENT, ALLEGED UNTRUE STATEMENT, OMISSION OR ALLEGED OMISSION MADE IN ANY PRELIMINARY PROSPECTUS BUT ELIMINATED OR REMEDIED IN THE PROSPECTUS, SUCH INDEMNITY AGREEMENT SHALL NOT INURE TO THE BENEFIT OF ANY UNDERWRITER FROM WHOM THE PERSON ASSERTING ANY LOSS, CLAIM, DAMAGE OR LIABILITY PURCHASED THE SHARES WHICH ARE THE SUBJECT THEREOF (OR TO THE BENEFIT OF ANY PERSON WHO CONTROLS SUCH UNDERWRITER) IF A COPY OF THE PROSPECTUS WAS NOT SENT OR GIVEN TO SUCH PERSON WITH OR PRIOR TO THE WRITTEN CONFIRMATION OF THE SALE OF SUCH SHARES TO SUCH PERSON, AND (III) THE AGGREGATE LIABILITY OF ANY SELLING STOCKHOLDER SHALL BE LIMITED TO AN AMOUNT EQUAL TO THE PROCEEDS (LESS UNDERWRITING COMMISSIONS AND DISCOUNTS) RECEIVED BY SUCH SELLING STOCKHOLDER FROM THE UNDERWRITERS FOR THE SALE OF SHARES
SOLD BY SUCH SELLING STOCKHOLDER HEREUNDER.

            (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), and each person, if any, who controls the Company within the meaning of the

Securities Act or otherwise, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or
(ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

            (d)  Promptly after receipt by an indemnified  party under this
Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or the Selling Stockholders under this
Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or the Selling Stockholders. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 10 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f)

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

of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

            (f) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Shares by the Underwriters set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         11. DEFAULTING UNDERWRITERS. If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of the Firm Shares set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of the Firm Shares set opposite the names of all the remaining non-defaulting Underwriters in
Schedule 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Delivery Date if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Delivery Date. If the remaining non-defaulting Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company and the Selling Stockholders to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Company and the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 11, purchases Firm Shares which a defaulting Underwriter agreed but failed to purchase.

                  Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Representatives

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

or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         12. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 9(n) or 9(o), shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

         13. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Company shall fail to tender the Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or the Selling Stockholders is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand (accompanied by reasonable documentation of such expenses) the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

         14. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

            (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to ING Barings LLC, 55 East 52nd Street, New York, New York 10055, Attention: Syndicate Department (Fax:
212___________), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, ING Barings LLC, 55 East 52nd Street, 10th Floor, New York, NY 10055;

            (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Ron Zwanziger (Fax: 617-647-3939);

            (c) if to any Selling Stockholders, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Stockholder at the address set forth on Schedule 2 hereto; PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

         15. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the

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

representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of
Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         16. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         17. DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

         18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New York.

         19. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         20. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

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


         If the foregoing correctly sets forth the agreement between the Company the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                             Very truly yours,

                                             INVERNESS MEDICAL TECHNOLOGY, INC.



                                             By_______________________________
                                               Ron Zwanziger, Chairman and
                                               Chief Executive Officer


Accepted:

                                               _______________________________
For themselves and as Representatives          Ron Zwanziger
of the several Underwriters named
in Schedule 1 hereto
                                               _______________________________
                                               Kenneth D. Legg, Ph.D.

         By ING BARINGS LLC                    _______________________________
                                               John P. Alberico

         By____________________________        _______________________________
              Authorized Representative        Duane L. James

                                               _______________________________
                                               Keith May, Ph.D.

                                               _______________________________
                                               Jerry McAleer, Ph.D.

                                               _______________________________
                                               David Scott, Ph.D.

                                               _______________________________
                                               Douglas Shaffer

                                               _______________________________
                                               John Yonkin




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